UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                  CURRENT REPORT

                        Pursuant to Section 13 OR 15(d) of
                        The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 27, 2005


                              FUEL CORPORATION OF AMERICA
        (Exact name of small business issuer as specified in its charter)

       Nevada                    000-09283                  88-0299716
       ------                    ---------                  ----------
(State or other juris-      (Commission File No.)         (IRS Employer
diction of incorporation)                                    I.D. No.)


                      1608 W. 2225 S. Woods Cross, UT 84087
                      -------------------------------------
                    (Address of principal executive offices)

                                 (801) 295-3400
                                 --------------
                          (Issuer's Telephone Number)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws;
          Change in Fiscal Year.
          ----------------------

     On July 27, 2005, the Board of Directors of Fuel Corporation of America (the "Company") adopted new Bylaws for Company. The preexisting Bylaws were adopted on December 18, 1957, when the Company was organized under the laws of the State of Minnesota as Minnesota Tree Farms, Inc.
The current Board of Directors deemed that the pre-existing Bylaws were outdated because the Company is no longer organized under the laws of the State of Minnesota and the Company no longer bears the name "Minnesota Tree Farms."

The following is a summary of changes effected by adoption of the new Bylaws, which is qualified in its entirety by reference to the Bylaws filed as Exhibit 3.1 hereto and incorporated by reference herein.

Article I - Offices
Article I of the new Bylaws provide that the Company's principal offices shall be at such places as determined by the Board or as required by the business of the Company.

Article I of the pre-existing Bylaws specified the duties of the President, which are not substantially different from the new Bylaws, but which duties are now listed under Article IV of the new Bylaws.

Article II - Shareholders
Article II of the new Bylaws discusses the timing and place of shareholder meetings, as well as other shareholder related matters such as voting and written consents.

Article II of the pre-existing Bylaws discussed the duties of the Vice President, which duties are not substantially different from the new Bylaws, but are now described under Article IV.

Article III - Directors
Article III of the new Bylaws specifies that the Company shall be governed by no less than three and no more than nine directors and outlines their general powers, term, classification, mechanics of director meetings and other matters relating to directors. The pre-existing Bylaws did not specify the number of directors or provide as much detail.

Article III of the pre-existing Bylaws discussed the duties of the Secretary and Treasurer relating to depositories and monies, which is not substantially different from the new Bylaws and described under Article V.

Article IV - Officers
Article IV of the new Bylaws specifies that the Company shall be managed by a President, Vice President and Secretary and Treasurer and details the term and responsibility of each office as well as other officer-related powers.

Article IV of the pre-existing Bylaws discussed the duties of the Secretary and the maintenance of the corporate records and capital stock. These duties are described under Article VI of the new Bylaws.

Article V - Execution of Instruments, Borrowing of Money, and Deposit of Corporate Funds
Article V of the new Bylaws details who may execute contracts and/or loans on behalf of the Company. This article also discusses the manner of dealing with loans and deposits.

Article V of the pre-existing Bylaws discussed the timing of and requirements for regular directors' meetings, which is not substantially different from the new Bylaws and which is now addressed under Article III.


Article VI - Capital Shares
Article VI of the new Bylaws discusses share certificates and the mechanics of transfer, record keeping and other ministerial details.

Article VI of the pre-existing Bylaws detailed the manner of holding a special meeting of directors, which is not substantially different from the manner of holding a special meeting of directors as described in Article
III of the new Bylaws.

Article VII - Executive Committee and other Committees
Article VII of the new Bylaws discusses the Executive Committee and other committees, including their powers and the manner in which they are operated.

Article VII of the pre-existing Bylaws detailed the manner in which the Secretary would give notice of an annual or special shareholders meeting, which ten-day notice is still required and now described under Article II.

Article VIII - Indemnification, Insurance, and Officer and Director
Contracts
Article VIII of the new Bylaws details the power of the Company to indemnify any person who is/was a director, officer or agent of the Company.

Article VIII of the pre-existing Bylaws provides that the majority of the stock would constitute a quorum for any stockholder meeting, which provision appears in Article II of the new Bylaws.

Article IX - Fiscal Year
Article IX of the new Bylaws provides that the fiscal year will be determined by the Board of Directors. No change in the fiscal year is anticipated.

Article IX of the pre-existing Bylaws provided that the each share of stock would be entitled to one vote at stockholder meetings, made in person or by proxy, which provision now appears in Article II of the new Bylaws.

Article X - Dividends
Article X of the new Bylaws provides that dividends may be declared and paid by the Board of Directors.

Article X of the pre-existing Bylaws provided that the sales of tree farm interests or other real estate interest would be approved by two executive officers, the President or Executive Vice President and the Secretary-Treasurer. This provision does not appear in the new Bylaws.

Article XI - Amendments
Article XI of the new Bylaws provides that amendments to the Bylaws can be adopted by the Directors of the Company; there was no provision in the pre-existing Bylaws concerning amendments.

Article XI of the pre-existing Bylaws provided for liens upon each share of stock for indebtedness of shareholders to the Company. This provision does not appear in the new Bylaws.

Articles XIII and XIV of the pre-existing Bylaws have been removed.
Article XIII related to the description of the corporate seal, and XIV related to the authenticity of the Bylaws being adopted at that time.



Item 9.01  Financial Statements and Exhibits.

     (c) Exhibits.

     Exhibit No.                 Exhibit Description
     -----------                 -------------------

         3.1                     Bylaws

     * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FUEL CORPORATION OF AMERICA


Date: July 27, 2005
                                      /s/ Jeff Jenson
                                      -----------------------
                                      Jeff Jenson
                                      President